UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2024
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 5, 2024, at the Nu Skin Enterprises, Inc. (the “Company”) 2024 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders adopted and approved the Company’s 2024 Omnibus Incentive Plan (the “2024 Plan”), which previously had been approved by the Company’s Board of Directors (the “Board”) and Compensation and Human Capital Committee (the “Committee”) subject to stockholder approval.

The 2024 Plan supersedes the Company’s 2010 Omnibus Incentive Plan and its amendments (the “Prior Plan”) and is administered by the Committee. Under the 2024 Plan, the following award types may be issued to the Company’s employees, non-employee Board members and consultants: options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards, performance awards, or any other right, interest or option relating to shares or other property (including cash) granted pursuant to the provisions of the 2024 Plan. The aggregate number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2024 Plan is equal to 1,219,919 shares plus the number of shares available for issuance under the Prior Plan as of the date on which the Company’s stockholders approved the 2024 Plan, subject to further adjustment under the 2024 Plan’s share-counting rules.

The 2024 Plan will expire on June 5, 2034 unless earlier terminated by the Committee.

The above description of the 2024 Plan is qualified in its entirety by reference to the full text of the 2024 Plan, which is included as Exhibit 10.1 to this report. A more detailed summary of the 2024 Plan can be found in the Company’s proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 12, 2024.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s stockholders approved the following proposals at the Annual Meeting on June 5, 2024:

•	Election of eight directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders or until their earlier death, resignation or removal;

•	Advisory approval of the Company’s executive compensation;

•	Approval of the Company’s 2024 Omnibus Incentive Plan; and

•	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.

The voting results were as follows:
	For	Against	Abstain	Broker Non-Votes
Election of Directors
Emma S. Battle	37,870,290	532,410	30,791	4,005,546
Daniel W. Campbell	36,903,538	1,499,772	30,181	4,005,546
Steven J. Lund	36,778,592	1,630,986	23,913	4,005,546
Ryan S. Napierski	37,308,512	1,101,115	23,864	4,005,546
Laura Nathanson	37,792,955	610,575	29,961	4,005,546
Thomas R. Pisano	35,340,571	3,062,694	30,226	4,005,546
Zheqing (Simon) Shen	38,073,457	329,951	30,083	4,005,546
Edwina D. Woodbury	38,069,325	334,854	29,312	4,005,546

	For	Against	Abstain	Broker Non-Votes
Advisory Approval of the Company’s Executive Compensation	36,992,257	1,415,374	25,860	4,005,546

Approval of the 2024 Omnibus Incentive Plan	35,854,226	2,561,619	17,646	4,005,546

Ratification of PricewaterhouseCoopers LLP	41,569,751	828,355	40,931	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Nu Skin Enterprises, Inc. 2024 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ James D. Thomas
James D. Thomas
Chief Financial Officer
Date: June 6, 2024